POWER OF ATTORNEY
Know all by these presents, that
the undersigned hereby authorizes
Brandon Nelson and Eileen P. McCarthy
of JetBlue Airways Corporation,
a Delaware corporation the Company)
individually to execute for and on
behalf of the undersigned, in the
undersigned's capacity as an officer
of the Company, Form ID, Forms 3,4
and 5, and any amendments thereto,
and cause such form(s) to be filed
with the United States Securities
and Exchange Commission pursuant to
Section 16(a) of the Securities Act of
1934, relating to the undersigned's
beneficial ownership of securities in
the Company.  The undersigned hereby
grants to such attorney-in-fact full
power and authority to do and perform
any and every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
the undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
ratifying and confirming all such
attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the right and powers herein granted.
The undersigned acknowledges that the
foregoing attorney-in-fact, in serving
in such capacity at the request of the
undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in
full force and effect only until the earlier of (1) the undersigned is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company; (2) this Power of Attorney is revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact; or (3) as to a specific attorney-in-fact, employment of such attorney-in-fact and the Company is terminated.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 21 day of February, 2017.  /s/___________________________
Stephen J. Priest
STATE OF NEW YORK  ) )
ss.: COUNTY OF QUEENS   )
On this 21 day of February, 2017, came
STEPHEN J. PRIEST to me known and
known to me to be the individual
described in and who executed the f
oregoing instrument, and duly
acknowledged to me that he executed
the same.
/s/ Gioia Gentile Notary Public
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